Exhibit 10.2

ADDENDUM

TO SEPARATION AGREEMENT AND GENERAL RELEASE OF CLAIMS

This ADDENDUM (this “Addendum”) TO SEPARATION AGREEMENT AND GENERAL RELEASE OF CLAIMS (the “Agreement”) is entered into by and between Zevia PBC, a Delaware public benefit corporation (the “Company”), and William D. Beech (“Employee”). Employee and the Company are each referred to herein as a “Party” and collectively as the “Parties.”

WHEREAS, pursuant to Section 12 of the Agreement, the Parties may amend the Agreement in writing agreed to and signed by both Parties;

WHEREAS, pursuant to the Agreement, Employee’s employment with the Company terminated effective as of May 6, 2022 (such actual date of termination, the “Separation Date”);

WHEREAS, this Addendum corrects an administrative error contained in the Agreement.

NOW, THEREFORE, in consideration of the promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Employee and the Company, the Parties hereby agree as follows:

That the second WHEREAS clause in the Agreement is hereby amended and restated in its entirety to read as follows:

“WHEREAS, as of the Separation Date, the following equity awards of the Company remain outstanding: (i) options to purchase 26,151 shares of Class A common stock of the Company (the “Options”) pursuant to those certain Unit Option Agreements dated May 9, 2018 and July 17, 2020 and the Zevia LLC 2011 Unit Incentive Plan (collectively, the “Option Agreements”) and (ii) 75,000 vested restricted stock units pursuant to that certain Notice of Restricted Class C Common Unit Award and Restricted Class C Common Unit Agreement dated March 17, 2021 and the Zevia 2020 Incentive Plan (collectively, together with the Option Agreements, the “Award Agreements”);”

All capitalized terms used but not otherwise defined herein shall have the meaning assigned to them in the Agreement. Except as expressly amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the Parties have executed this Addendum as of the dates set forth beneath their names below, effective for all purposes as provided above.

EMPLOYEE

/s/ William D. Beech

William D. Beech

ZEVIA PBC

By: /s/ Soley Van Lokeren

Name: Soley Van Lokeren

Title: Sr. VP, People

A-2